CERTIFICATION

PURSUANT TO

18

U.S.C. SECTION 1350

AS

ADOPTED PURSUANT TO

SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

IN CONNECTION WITH THE APPLICABLE ANNUAL AND QUARTERLY REPORTS OF XRAYMEDIA, INC., INC., REFERENCED IN THE FORM S-8, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), THE UNDERSIGNED, IN THE CAPACITIES AND ON THE DATES INDICATED BELOW, HEREBY CERTIFIES PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT TO THE BEST OF HIS KNOWLEDGE:

1. THE REPORTS FULLY COMPLY WITH THE REQUIREMENTS OF SECTION 13 (A) PR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

2. THE INFORMATION CONTAINED IN THE REPORTS FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATION OF THE COMPANY.

OCTOBER 27, 2004

/S/ RAYMOND DABNEY

RAYMOND DABNEY

CHAIRMAN AND CEO